UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA (Address of principal executive offices)	95014 (Zip code)

(408) 517-8000
(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02: UNREGISTERED SALES OF EQUITY SECURITIES.

     Between August 10, 2004 and November 4, 2004, Symantec issued 35,140,167 shares of its common stock, $0.01 par value per share, upon conversion of $599,844,000 in principal amount of Symantec’s 3% convertible subordinated notes due November 1, 2006. The conversion price of the notes was $17.07 per share. The conversion of the notes was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) under the Act. Symantec filed a registration statement on Form S-3 for the resale of the notes and the shares of common stock issuable upon conversion of the notes on January 22, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004	SYMANTEC CORPORATION
	By:	/s/ Arthur F. Courville
Arthur F. Courville
Senior Vice President, General Counsel and Secretary